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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549
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                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 1997: (August 27,
1997)


                       CULLIGAN WATER TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)



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Delaware                                                              51-0350629
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

One Culligan Parkway                                                       60062
Northbrook, Illinois                                                  (Zip Code)
(Address of principal
executive offices)
      Registrant's telephone number, including area code: (847) 205-6000

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     On August 27, 1997, the Registrant's Board of Directors approved an extension of the expiration date of its Stockholder's Rights Plan from September 13, 1997 to September 13,1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CULLIGAN WATER TECHNOLOGIES, INC.


Date  September 8, 1997                 .................................
                                        Edward A. Christensen
                                        Vice President, General Counsel and
                                        Secretary

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